SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Sep-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Sep-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
			 filed with
                the Commission, the Monthly Report dated       15-Sep-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII -
Items 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

1.) Monthly Distribution Report Dated
                     15-Sep-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Sep-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        504,000,000    504,000,000      5,625,885
      A-2        172,000,000    172,000,000      3,245,966
      A-3        102,000,000    102,000,000      2,321,243
      A-4        51,000,000     51,000,000        566,157
      A-IO       78,100,000     78,100,000           0
    A-IO-INV    1,000,000,000  1,000,000,000         0
      M-1        65,600,000     65,600,000           0
      M-2        55,500,000     55,500,000           0
      M-3        22,700,000     22,700,000           0
      M-4        18,100,000     18,100,000           0
      M5-A       10,000,000     10,000,000           0
      M5-B        7,700,000      7,700,000           0
       P             100            100              0
       X              0              0               0
       R              0              0               0
      B-IO       90,000,000     90,000,000           0
     Total      1,008,600,100  1,008,600,100     11,759,251

Class                Rate           Int
A-1                1.46000%       817,600
A-2                1.48500%       283,800
A-3                1.33000%       150,733
A-4                1.59000%       90,100
A-IO               4.00000%       260,333
A-IO-INV           0.01200%       13,333
M-1                1.94000%       141,404
M-2                3.11000%       191,783
M-3                3.56000%       89,791
M-4                5.62000%       113,024
M5-A               5.12000%       56,889
M5-B               5.12000%       43,804
P                    N/A          92,964
X                  0.00000%          0
R                  0.00000%          0
B-IO               3.50000%       262,500
Total                            2,608,061

     Class           Loss        Total Dist
      A-1            N/A         6,443,485
      A-2            N/A         3,529,766
      A-3            N/A         2,471,976
      A-4            N/A          656,257
      A-IO           N/A          260,333
    A-IO-INV         N/A          13,333
      M-1            0.00         141,404
      M-2            0.00         191,783
      M-3            0.00         89,791
      M-4            0.00         113,024
      M5-A           0.00         56,889
      M5-B           0.00         43,804
       P             0.00         92,964
       X             N/A             0
       R             N/A             0
      B-IO           N/A          262,500
Total                           14,367,312

     Class        Int Short       End Bal
      A-1             0         498,374,115
      A-2             0         168,754,034
      A-3             0         99,678,757
      A-4             0         50,433,843
      A-IO            0         76,300,000
    A-IO-INV          0         934,916,078
      M-1             0         65,600,000
      M-2             0         55,500,000
      M-3             0         22,700,000
      M-4             0         18,100,000
      M5-A            0         10,000,000
      M5-B            0          7,700,000
       P              0             100
       X              0            3,666
       R              0              0
      B-IO            0         90,000,000
Total                           996,840,849

AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GER9      11.16247
      A-2         04541GES7      18.87189
      A-3         04541GFE7      22.75728
      A-4         04541GFF4      11.10111
      A-IO        04541GET5       0.00000
    A-IO-INV      04541GEZ1       0.00000
      M-1         04541GEU2       0.00000
      M-2         04541GEV0       0.00000
      M-3         04541GEW8       0.00000
      M-4         04541GEX6       0.00000
      M5-A        04541GEY4       0.00000
      M5-B        04541GFG2       0.00000
       P          04541GFC1       0.00000
       X          04541GFB3       0.00000
       R          04541GFD9       0.00000
      B-IO        04541GFA5       0.00000

     Class           Int           Total
     Class         1.62222       12.78469
      A-1          1.65000       20.52189
      A-2          1.47778       24.23506
      A-3          1.76667       12.86778
      A-4          3.33333        3.33333
      A-IO         0.01333        0.01333
    A-IO-INV       2.15556        2.15556
      M-1          3.45556        3.45556
      M-2          3.95556        3.95556
      M-3          6.24444        6.24444
      M-4          5.68889        5.68889
      M5-A         5.68889        5.68889
      M5-B      929643.80000   929643.80000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           2.91667        2.91667
      B-IO         0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       988.83753
      A-2          0.00000       981.12811
      A-3          0.00000       977.24272
      A-4          0.00000       988.89889
      A-IO         0.00000       976.95262
    A-IO-INV       0.00000       934.91608
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M5-A         0.00000      1000.00000
      M5-B         0.00000      1000.00000
       P           0.00000      1000.00000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Prin Dist:
Beg Bal           613,358,016     395,245,750    1,008,603,766
     Sched Prin       493,477         343,440          836,917
     Prepays +Curt  5,132,408       5,789,926       10,922,334
     Net Liq Proc           0               0                0
     Loan Purch             0               0                0
     Prin Remit     5,625,885       6,133,365       11,759,251
     Net Real Losses        0               0                0
End Bal           607,732,131     389,112,384      996,844,515
End Count               4,098           2,209            6,307

Agg End Coll Bal                                   996,844,515

End OC Amt                                               3,666

Num Liq Loans                                                0

Int Dist:
Sched Int-less fee  3,620,533       2,287,050        5,907,582
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
                    3,620,533       2,287,050        5,907,582

Serv Fee                                               418,525

Advances
Curr Agg Adv as of determ. date               Not Available
Out. Agg. Adv as of end of prior calendar mo. Not Available


Delinq Info
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days           31          3,587,655            9             1532698.65
60-89 days            4           590,290             0                 0
90 + days             0              0                0                 0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days            40         5120353.48
60-89 days            4          590290.08
90 + days             0              0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    4,098       607,732,131
Foreclosure           0              0
Bankruptcy            0              0
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Out Loans           2,209       389,112,384
Foreclosure           0              0
Bankruptcy            0              0
REO                   0              0                        0

                    TOTAL
                    Count         Balance     Market Value (REO)
Out Loans               6,307     996,844,515
Foreclosure                  0               0
Bankruptcy                   0               0
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-3           0.00           0.00             0.00
      A-4           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M5-A          0.00           0.00             0.00
      M5-B          0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00

                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-3           0.00           0.00
      A-4           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M5-A          0.00           0.00
      M5-B          0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00

Num. of Loans for which Prep.Prem. were collec              14
Num of Loans for which Prep Prem were sched                 23
Prin. Bal. of Loans with Premium Coll              3,131,705.11
Curr. amt of Prep. Prems                              92,964.38

Current Real. Losses						     0.00
Cum. Real. Losses since Startup Day                        0.00

Weighted Avg Term to Mat. of Mortg. Loans                  351
Weighted Avg. Gross Coup. of Mortg. Loans              7.55960%
Weighted Avg. Net Coupon of Mortg. Loans               7.05960%

Agg. Num. of Mortg. Loans in the pool                    6,307

O/C Target Amt                                      22,189,283

Credit Enhancement %                                 18.017230%

O/C Increase Amount                                        0.00

O/C Release Amt                                            0.00

O/C Deficiency Amt                                22,189,282.85

Excess O/C Amt                                             0.00

Pmt from Yield Maint. Agreement                            0.00

Net Monthly Excess Cash Flow                       3,382,985.82

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurance                              NO

Step Down Date Occurred                              NO

Class A-IO Net WAC Rate                              7.0324333%

Class B-IO Cap Rate                                  5.0420237%

Available Distribution Amount                     17,759,797.41

Deposit to Net WAC Reserve Fund                            0.00

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee